Exhibit 10.5

Berkshire Income Realty, Inc.

One Beacon Street, Suite 1500

Boston, Massachusetts  02108

March 5, 2003

Krupp Government Income Trust

Krupp Government Income Trust II

One Beacon Street

Boston, Massachusetts  02108

Gentlemen:

Reference is made to the Waiver and Standstill Agreement, dated as of August 22, 2002, by and among Krupp Government Income Trust (“GIT”), Krupp Government Income Trust II (“GIT II” and, collectively with GIT, the “Trusts”), Berkshire Income Realty, Inc. and Berkshire Income Realty-OP, L.P. (the “Waiver Agreement”).

This is to confirm our agreement that, notwithstanding the first sentence of Section 2.3 of the Waiver Agreement, the expiration date of the exemption granted by the Trusts in Section 2.1 of the Waiver Agreement is hereby extended from March 31, 2003 to June 30, 2003.  Except for the foregoing, all of the terms and conditions of the Waiver Agreement remain in full force and effect.

Kindly confirm the foregoing by signing below.

BERKSHIRE INCOME REALTY, INC.

By:	/s/ David C. Quade
Name: David C. Quade
Title: President

BERKSHIRE INCOME REALTY-OP, L.P.
by:	Berkshire Income Realty, Inc., its General Partner
By:	/s/ David C. Quade
Name: David C. Quade
Title: President

Acknowledged and agreed as of the date first above written:

KRUPP GOVERNMENT INCOME TRUST

By:	/s/ Douglas Krupp
Name: Douglas Krupp
Title: Chairman

KRUPP GOVERNMENT INCOME TRUST II

By:	/s/ Douglas Krupp
Name: Douglas Krupp
Title: Chairman